EXHIBIT 99.1

CIMA LABS Receives Letter from Cephalon, Inc. Regarding Earlier Proposal

EDEN PRAIRIE, Minn. – September 11, 2003 – CIMA LABS INC. (NASDAQ: CIMA) today announced that it received a letter from Cephalon, Inc. (NASDAQ: CEPH) regarding Cephalon’s earlier proposal to acquire all outstanding shares of CIMA common stock for $26.00 per share in cash. The board of directors of CIMA will meet along with its advisors to consider this letter at a date that has yet to be determined. A copy of the letter has been filed with the U.S. Securities and Exchange Commission contemporaneously with this press release as an exhibit to CIMA’s Current Report on Form 8-K.

About CIMA LABS INC.

CIMA develops and manufactures prescription and over-the-counter products based upon its proprietary, orally disintegrating drug delivery technologies, OraSolv® and DuraSolv®. Based on these technologies, an active drug ingredient, which the company frequently taste-masks, is formulated into a new, orally disintegrating dosage form that dissolves quickly in the mouth without chewing or the need for water. CIMA’s business involves a dual operating strategy. The company develops and manufactures orally disintegrating versions of drugs for pharmaceutical company partners for whom CIMA currently produces three branded prescription pharmaceuticals and three over-the-counter brands. CIMA is also developing proprietary products utilizing its orally disintegrating technologies, as well as its new OraVescent® enhanced absorption, transmucosal drug delivery technology.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of the management of CIMA and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this press release include statements about future financial and operating results of CIMA. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein.

In any forward-looking statement in which CIMA expresses an expectation or belief as to future results, that expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. Risks and uncertainties pertaining to the following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: CIMA’s successful completion of feasibility projects, consumer acceptance of CIMA’s products, the receipt of firm orders for CIMA’s products, the success of pharmaceutical companies in marketing CIMA’s products, production costs, production yields, agreeing to commercial terms with pharmaceutical companies for new collaborative development and license agreements, capacity utilization of product development and manufacturing resources, the outcome of tests in humans of proposed products, returns on investments, and recognition of income tax benefits. Additional economic, business, competitive and/or regulatory factors affecting CIMA’s business generally that may cause actual results to differ materially are discussed in CIMA’s press releases and in its filings with the Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2002, especially in the Management’s Discussion and Analysis section, and its most recent Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

Additional Information and Where to Find It

Investors may access copies of the documents filed with the SEC by CIMA at the SEC’s website at www.sec.gov or on CIMA’s website at www.cimalabs.com. Free copies of CIMA’s SEC filings may also be obtained from CIMA at 10000 Valley View Road, Eden Prairie, Minnesota 55344 or by written request sent to the attention of “Chief Financial Officer” at the same address. CIMA does not undertake any obligation to (and expressly disclaims any such obligation to) update or alter their forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

CIMA LABS INC.
James Hawley, 952/947-8700
jim.hawley@cimalabs.com
or
Sharon Merrill Associates, Inc.
Ehren Lister, 617/542-5300
elister@investorrelations.com

Source: CIMA LABS INC.